Concentrations of Credit Risk	12 Months Ended
Dec. 31, 2021
Risks and Uncertainties [Abstract]
Concentrations of Credit Risk	Concentrations of Credit Risk
Revenues and related accounts receivable from the Company's operations are generated primarily from the sale of produced natural gas, NGLs and oil to marketers, utilities and industrial customers located in the Appalachian Basin and in markets that are accessible through the Company's transportation portfolio, which includes markets in the Gulf Coast, Midwest and Northeast United States and Canada. The Company also contracts with certain processors to market a portion of NGLs on behalf of the Company. The Company does not depend on any single customer and believes that the loss of any one customer would not have an adverse effect on the Company's ability to sell its natural gas, NGLs and oil.

Approximately 90% and 86% of the Company's accounts receivable balances as of December 31, 2021 and 2020, respectively, represent amounts due from non-end users. The Company manages the credit risk of sales to non-end users by limiting its dealings with only non-end users that meet the Company's criteria for credit and liquidity strength and by regularly monitoring these accounts. The Company may require letters of credit, guarantees, performance bonds or other credit enhancements from a non-end user for that non-end user to meet the Company's credit criteria. The Company did not experience any significant defaults on sales of natural gas to non-end users during the years ended December 31, 2021, 2020 or 2019.

The Company is exposed to credit loss in the event of nonperformance by counterparties to its derivative contracts. This credit exposure is limited to derivative contracts with a positive fair value, which may change as market prices change. The Company's OTC derivative instruments are primarily with financial institutions and, thus, are subject to events that would impact those companies individually as well as the financial industry as a whole. The Company uses various processes and analyses to monitor and evaluate its credit risk exposures, including monitoring current market conditions and counterparty credit fundamentals. Credit exposure is controlled through credit approvals and limits based on counterparty credit fundamentals. To manage the level of credit risk, the Company enters into transactions primarily with financial counterparties that are of investment grade, enters into netting agreements whenever possible and may obtain collateral or other security.

As of December 31, 2021, the Company was not in default under any derivative contracts and had no knowledge of default by any counterparty to its derivative contracts. During the year ended December 31, 2021, the Company made no adjustments to the fair value of its derivative contracts due to credit related concerns outside of the normal non-performance risk adjustment included in the Company's established fair value procedure. The Company monitors market conditions that may impact the fair value of its derivative contracts.